UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 27, 2015

DEX MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-35895	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2015, the Board of Directors of Dex Media, Inc. (the “Company”) approved an adjustment to the compensation of Joseph A. Walsh, the Company’s President and Chief Executive Officer.  Mr. Walsh’s annual base salary has been increased, retroactive to July 1, 2015, from $150,000 per year to $700,000 per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.

By:	/s/ Raymond R. Ferrell
	Name:	Raymond R. Ferrell
	Title:	Executive Vice President —
General Counsel and Corporate Secretary

Date:                  September 2, 2015